6. PROPERTY, PLANT & EQUIPMENT (Tables)	12 Months Ended
Jun. 30, 2015
Property, Plant and Equipment [Abstract]
Property, plant, and equipment
	As of June 30,
	2015	2014
Land	$217,000	$217,000
Building and improvements	3,532,375	3,520,872
Manufacturing equipment	3,965,750	3,710,127
Office equipment	407,191	399,583
Construction in process	35,700	-
Total, at cost	8,158,016	7,847,582
Less: accumulated depreciation	(3,993,104)	(3,465,379)
Property, plant and equipment, net	$4,164,912	$4,382,203